Filed pursuant to Rule 497(e)

File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Blackstone Alternative Multi-Manager Fund

(the “Fund”)

Supplement dated April 6, 2016 to the

Prospectus of the Fund and the Statement of Additional Information

each dated July 29, 2015 and

Summary Prospectus of the Fund dated December 7, 2015

Plan of Liquidation

On April 4, 2016, the Board of Trustees of Blackstone Alternative Investment Funds (the “Trust”) approved a plan to liquidate the Fund on or about May 31, 2016 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers. Shareholder approval of the liquidation is not required. Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date at the then-current net asset value per share.

Suspension of Sales. The Fund will no longer accept purchase orders and will be closed to all new and, other than in the case of any reinvestments of dividends, existing investors.

Liquidation. The Fund’s investment adviser will seek to convert substantially all the Fund’s portfolio securities and other assets to cash and similar investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. In this regard, the Fund will no longer be investing according to its stated investment objective and policies. The Fund and its shareholders will bear expenses of the liquidation, including transaction costs and any associated tax consequences.

On the Liquidation Date, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders, after the payment of or provision for all charges, taxes, expenses, and liabilities (whether due or accrued or anticipated) of the Fund, who have not previously redeemed all of their shares.

U.S. Federal Income Tax Matters. The automatic redemption of shares held by a shareholder as part of the liquidation generally will be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes) and will have the tax and other consequences described in the Prospectus and Statement of Additional Information. In addition, in connection with the liquidation, the Fund may declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income realized in the taxable years ending at or prior to the final liquidation date. These dividends would be taxable to shareholders who do not hold their shares through an IRA, 401(k), or other tax-advantaged account. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

Effective as of the Liquidation Date, all references to the Fund in the Statement of Additional Information are removed.

Removal of Sub-Adviser

In conjunction with the above stated plan of liquidation, effective as of April 15, 2016, D.E. Shaw Investment Management L.L.C. (“DESIM”) will no longer serve as a sub-adviser to the Fund. The assets managed by DESIM will be reallocated by Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser to the Fund, to the other sub-advisers. Therefore, effective as of April 15, 2016, all references to DESIM in the Prospectus of the Fund are removed.

Change to Portfolio Managers

Since inception, the portfolio managers of the Fund have had day-to-day management responsibilities for the Fund with oversight by BAIA’s Investment Committee. The committee members include the current portfolio managers together with select senior investment personnel.

Effective April 15, 2016, the BAIA Investment Committee will assume primary responsibility for the day-to-day management of the Fund’s portfolio. Accordingly, all references to the Fund’s portfolio managers will be updated to reflect the members of the BAIA Investment Committee as of such date:

The table presenting the Fund’s portfolio managers in the “Management of the Fund” section on page 12 is amended and restated as follows:

Name	Portfolio Manager of the Fund Since	Title
Gideon Berger	2016	Senior Managing Director, The Blackstone Group L.P. (“Blackstone”) (Hedge Fund Solutions)
Robert Jordan	2016	Senior Managing Director, Blackstone (Hedge Fund Solutions)
Ian Morris	2016	Senior Managing Director, Blackstone (Hedge Fund Solutions)
Stephen Sullens	2013	Senior Managing Director, Blackstone (Hedge Fund Solutions)
David Mehenny	2016	Managing Director, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2013	Managing Director, Blackstone (Hedge Fund Solutions)

The table presenting the Fund’s portfolio managers in the “Management of the Fund” section on page 31 is amended and restated as follows:

Name	Portfolio Manager of the Fund Since	Title and Recent Biography
Gideon Berger	2016	2008-Present: Senior Managing Director, The Blackstone Group L.P. (“Blackstone”) (Hedge Fund Solutions)
Robert Jordan	2016	2013-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011-2012: Managing Director, Blackstone (Hedge Fund Solutions)
Ian Morris	2016	2016-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011-2015: Managing Director, Blackstone (Hedge Fund Solutions)
Stephen Sullens	2013	2006-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)
David Mehenny	2016	2013-Present: Managing Director, Blackstone (Hedge Fund Solutions) 2010-2012: Vice President, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2013	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

The title of the subsection “Other Accounts Managed by the Portfolio Managers (as of March 31, 2015)” in the “Management” section on page 47 of the Statement of Additional Information is restated as “Other Accounts Managed by the Portfolio Managers (as of December 31, 2015)” and the table in that subsection is amended and restated as follows:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Gideon Berger	Registered Investment Companies	3	$946 million	0	$0
	Other Pooled Investment Vehicles	129	$62 billion	88	$35 billion
	Other Accounts	0	$0	0	$0
Robert Jordan	Registered Investment Companies	3	$946 million	0	$0
	Other Pooled Investment Vehicles	119	$56 billion	78	$29 billion
	Other Accounts	0	$0	0	$0

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Ian Morris	Registered Investment Companies	3	$946 million	0	$0
	Other Pooled Investment Vehicles	119	$56 billion	78	$29 billion
	Other Accounts	0	$0	0	$0
Stephen Sullens	Registered Investment Companies	3	$946 million	0	$0
	Other Pooled Investment Vehicles	124	$59 billion	83	$32 billion
	Other Accounts	0	$0	0	$0
David Mehenny	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$871 million	0	$0
	Other Accounts	0	$0	0	$0
Alberto Santulin	Registered Investment Companies	3	$946 million	0	$0
	Other Pooled Investment Vehicles	1	$871 million	0	$0
	Other Accounts	0	$0	0	$0

The title of the subsection “Securities Ownership of Portfolio Managers” in the “Management” section on page 49 of the Statement of Additional Information is restated as “Securities Ownership of Portfolio Managers (as of January 29, 2016)” and the table in that subsection is amended and restated as follows:

Portfolio Manager	Dollar Range of Shares Held in BAMMF	Dollar Range of Shares Held in BAMSF
Gideon Berger	None	None
Robert Jordan	None	None
Ian Morris	None	None
Stephen Sullens	None	Over $1 million
David Mehenny	None	None
Alberto Santulin	None	None

Shareholders should retain this Supplement for future reference.